EXHIBIT 28(g) 7 UNDER FORM N-1A

EXHIBIT 10 UNDER ITEM 601/REG. S-K

ELEVENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010, September 1, 2010, March 1, 2011, March 25, 2011 and August 1, 2012, between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to amend the names of certain Funds to Schedule II, effective August 1, 2012; and

WHEREAS, the Funds and the Custodian desire to amend the Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of August 1, 2012.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Mary Jean Milner

Title: Vice President

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 8/1/12

A.       Non-Money Market Funds

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Prudent Absolute Return Fund (formerly, Federated Market Opportunity Fund)

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

B.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

FUNDS

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Prudent Absolute Return Fund (formerly, Federated Market Opportunity Fund)

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

TWELFTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010, September 1, 2010, March 1, 2011, March 25, 2011, August 1, 2012 and December 31, 2012, between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to amend the names of certain Funds to Schedule II, effective December 31, 2012; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 31, 2012.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By:

Title:

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 12/31/12

A.       Non-Money Market Funds

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Absolute Return Fund (formerly, Federated Prudent Absolute Return Fund)

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

B.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 12/31/12

FUNDS

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Absolute Return Fund (formerly, Federated Prudent Absolute Return Fund)

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

Execution Copy

THIRTEENTH AMENDMENT

TO CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”):

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010 September 1, 2010, March 1, 2011 and through two separate amendments each on March 25, 2011, between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto (each a “Fund”) and The Bank of New York Mellon (the “Custodian”).

WHEREAS, each Fund is registered as a management investment company, or a series thereof, under the Investment Company Act of 1940, as amended; and

WHEREAS, the Funds and the Custodian desire to amend the Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.        Article V of the Agreement is hereby supplemented to include Section 3. As follows:

3.        Notwithstanding the foregoing, Custodian will not charge the Fund any overdraft fees, penalties, or related custody charges in connection with any transaction or series of related transactions for which Custodian did not provide Fund with notice, as soon as reasonably practicable under the circumstances, of any refusal to accept or provide a price for an Actionable Trade Request as such term is defined in the FX Standing Instructions Session Range Program Description dated December 18, 2012.

2.       The Agreement shall remain in full force and effect as amended by this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of September 24, 2013.

Each of the registered investment companies or series thereof listed on Schedule II to the Custody Agreement, as amended from time to time

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice President

Managing Director

FOURTEENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010, September 1, 2010, March 1, 2011, two separate amendments dated March 25, 2011, August 1, 2012, December 31, 2012, September 24, 2013 and April 28, 2014, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to amend the names of certain Funds to Schedule II, effective April 28, 2014; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of April 28, 2014.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Title: Vice President/Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 4/28/14

A.       Non-Money Market Funds

Federated Enhanced Treasury Income Fund

Federated Emerging Markets Equity Fund (formerly, Federated Global Equity Fund)

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Absolute Return Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

B.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 4/28/14

FUNDS

Federated Enhanced Treasury Income Fund

Federated Emerging Markets Equity Fund (formerly, Federated Global Equity Fund)

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Absolute Return Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

FIFTEENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010, September 1, 2010, March 1, 2011, two separate amendments dated March 25, 2011, August 1, 2012, December 31, 2012, September 24, 2013, April 28, 2014, and December 1, 2014 and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to add certain Funds to the Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2014.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: Lori A. Hensler

Name: Lori Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Title: Vice President/Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 12/1/14

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

B.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 12/1/14

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

Sixteenth Amendment to the Custody Agreement

This Sixteenth Amendment to the Custody Agreement, is made on May 14, 2015 with certain varying effective dates with respect to certain entities as set forth herein (this “Amendment”), by and between the registered investment companies listed on Schedule II to the Agreement (as defined below), as may be amended from time to time (each stand-alone registered investment company and each Series a “Fund” and collectively the “Funds”), and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the parties have entered into that certain Custody Agreement, dated June 7, 2005 (as amended fourteen times previously, supplemented and/or restated, the “Agreement”), by and between the Funds and the Custodian;

WHEREAS, the parties previously amended the Agreement to add or modify (1) the section entitled “Earnings Credit Arrangement” in the Fee Schedule for Non-Money Market Funds attached to the Agreement as Exhibit D thereto (“Exhibit D”) and (2) the section entitled “Compensating Balance Arrangement” in the Fee Schedule for Money Market Funds attached to the Agreement as Exhibit E thereto (“Exhibit E”);

WHEREAS, each of the Funds and the Custodian wish to confirm that the “Earnings Credit Arrangement” section in Exhibit D as set forth in Schedule 1 to this Amendment continues to apply to all Non-Money Market Funds to which it currently applies, except as specified below;

WHEREAS, each of the Funds and the Custodian also wish to modify the “Earnings Credit Arrangement” section in Exhibit D as set forth in Schedule 2 to this Amendment with respect to the Non-Money Market Funds identified below and in Schedule 2 to this Amendment; and

WHEREAS, each of the Funds and the Custodian also wish to modify the “Compensating Balance Arrangement” section in Exhibit E as set forth in Schedule 3, Schedule 4 and Schedule 5 to this Amendment with respect to the Money Market Funds identified below and in Schedule 3, Schedule 4 and Schedule 5 to this Amendment.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.                  Amendment to Exhibit D. The parties hereby confirm and agree that the “Earnings Credit Arrangement” section in Exhibit D set forth in Schedule 1 to this Amendment continues to apply to all Non-Money Market Funds to which it currently applies, except that, effective from and after April 1, 2014, with respect to Federated Short-Intermediate Duration Municipal Trust and Federated Municipal Ultrashort Fund, such section in Exhibit D will be deleted in its entirety and replaced with the “Compensating Balance Arrangement” section set forth in Schedule 2 to this Amendment.

2.                  Amendment to Exhibit E. The parties hereby confirm and agree that the “Compensating Balance Arrangement” section in Exhibit E shall be amended as follows:

(a)       Effective from and after April 1, 2014, with respect to Federated Capital Reserves Fund and Federated Government Reserves Fund, such section in Exhibit E will be deleted in its entirety and replaced with the “Hard Dollar Compensation Arrangement” section set forth in Schedule 3 to this Amendment;

(b)       Effective from and after April 1, 2014, with respect to Federated Municipal Trust, such section in Exhibit E will be deleted in its entirety and replaced with the “Compensating Balance Arrangement” section set forth in Schedule 4 to this Amendment;

(c)       Effective from and after June 1, 2014, with respect to US Treasury Cash Reserves, Automated Government Cash Reserves, and Government Obligations Tax Managed Fund, such section in Exhibit E will be deleted in its entirety and replaced with the “Compensating Balance Arrangement” section set forth in Schedule 5 to this Amendment.

3.      Miscellaneous. This Amendment constitutes the complete understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior communications with respect thereto. The Agreement, as amended hereby, shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts shall, together, constitute only one instrument. The facsimile signature of any party to this Amendment shall constitute the valid and binding execution hereof by such party. This Amendment shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above.

THE BANK OF NEW YORK MELLON	EACH OF THE REGISTERED INVESTMENT COMPANIES OR SERIES THEREOF LISTED ON SCHEDULE II TO THE AGREEMENT

By: /s/ Armando Fernandez	By: /s/ Lori A. Hensler
Name: Armando Fernandez	Name: Lori A. Hensler
Title: Vice President/Managing Director	Title: Treasurer for the Funds

SCHEDULE 1

“EARNINGS CREDIT ARRANGEMENT” SECTION IN EXHIBIT D
as applicable to all Non-Money Market Funds, except Federated Short-Intermediate Duration Municipal Trust and
Federated Municipal Ultrashort Fund

Earnings Credit Arrangement

Each of the Funds and The Bank of New York Mellon have entered into a compensating balance arrangement pursuant to which it has been agreed that 90% of any positive balances will be compensated at the 90-day T-Bill rate and 100% of overdrawn balances will be charged at a rate of 1% over the Fed Funds rate. Monthly, the net resultant credit or charge will be applied to each Funds’ respective safekeeping fees. Credits that exceed the safekeeping fee may be carried over into the next billing period at the discretion of the Custodian.

SCHEDULE 2

“COMPENSATING BALANCE ARRANGEMENT” SECTION IN EXHIBIT D

AS APPLICABLE TO FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST AND FEDERATED MUNICIPAL ULTRASHORT FUND

Compensating Balance Arrangement

Each Fund and The Bank of New York Mellon (the “Bank”) have entered into an average compensating balance arrangement, which would allow a Fund to compensate the Bank for any overdrafts by maintaining a positive cash balance and conversely, on any day a Fund maintains a positive balance, the respective Fund will be permitted to overdraw the account as compensation, within the Maximum Daily Balance limits as established for each Fund as listed below.

In each instance, Federal Reserve requirements for minimum balances (currently 10%), will be assessed. Therefore, all overdrafts must be compensated at 100% of the total and all positive balances will allow for an overdraft of up to 90% of the total (unless the positive balance is the result of an error on the part of the Bank, in which case the positive balance would be assessed at 100%). The Funds shall maintain the average compensating balance over quarterly periods (ending March, June, September, and December). Average balances will be computed at the end of the quarter. Net negative balances will be charged at the Fed Funds rate plus 1% on the last day of the period. Quarterly net charges will be applied to the safekeeping fees. Credit is not given for net positive balances.

Maximum Daily Balance (“MDB”) limits have been determined for each Fund. On days where a Fund exceeds its MDB, interest will be charged on 100% of the excess overdraft balance at the Fed Funds rate plus 1%, based on the day(s) the MDB was exceeded.

Maximum Daily Balance +/- $25 million

Federated Short-Intermediate Duration Municipal Trust

Federated Municipal Ultrashort Fund

SCHEDULE 3

“HARD DOLLAR COMPENSATION ARRANGEMENT” SECTION IN EXHIBIT E

AS APPLICABLE TO Federated Capital Reserves Fund and
Federated Government Reserves Fund

Hard Dollar Compensation Arrangement

Each Fund and The Bank of New York Mellon (the “Bank”) have entered into a hard dollar compensation arrangement with respect to overdrafts as follows: (1) 100% of overdrawn balances with respect to a particular Fund will be charged at a rate of 50 basis points over the Fed Funds rate; (2) Monthly, such charge with respect to a particular Fund will be applied to such Fund’s safekeeping fees; and (3) Positive balances with respect to a Fund earn zero compensation.

SCHEDULE 4

“COMPENSATING BALANCE ARRANGEMENT” SECTION IN EXHIBIT E

AS APPLICABLE TO FEDERATED MUNICIPAL TRUST

Compensating Balance Arrangement

The Fund and The Bank of New York Mellon (the “Bank”) have entered into an average compensating balance arrangement, which would allow the Fund to compensate the Bank for any overdrafts by maintaining a positive cash balance and conversely, on any day the Fund maintains a positive balance, the Fund will be permitted to overdraw the account as compensation, within the Maximum Daily Balance limits as established for the Fund as listed below.

In each instance, Federal Reserve requirements for minimum balances (currently 10%), will be assessed. Therefore, all overdrafts must be compensated at 100% of the total and all positive balances will allow for an overdraft of up to 90% of the total (unless the positive balance is the result of an error on the part of the Bank, in which case the positive balance would be assessed at 100%). The Fund shall maintain the average compensating balance over quarterly periods (ending March, June, September, and December). Average balances will be computed at the end of the quarter. Net negative balances will be charged at the Fed Funds rate plus 1% on the last day of the period. Quarterly net charges will be applied to the safekeeping fees. Credit is not given for net positive balances.

Maximum Daily Balance (“MDB”) limits have been determined for the Fund. On days where the Fund exceeds its MDB, interest will be charged on 100% of the excess overdraft balance at the Fed Funds rate plus 1%, based on the day(s) the MDB was exceeded.

Maximum Daily Balance +/- $25 million

Federated Municipal Trust

SCHEDULE 5

“COMPENSATING BALANCE ARRANGEMENT” SECTION IN EXHIBIT E

AS APPLICABLE TO US TREASURY CASH RESERVES, AUTOMATED GOVERNMENT CASH RESERVES, AND GOVERNMENT OBLIGATIONS TAX MANAGED FUND

Compensating Balance Arrangement

Each Fund and The Bank of New York Mellon (the “Bank”) have entered into an average compensating balance arrangement, which would allow a Fund to compensate the Bank for any overdrafts by maintaining a positive cash balance and conversely, on any day a Fund maintains a positive balance, the respective Fund will be permitted to overdraw the account as compensation, within the Maximum Daily Balance limits as established for each Fund as listed below.

In each instance, Federal Reserve requirements for minimum balances (currently 10%), will be assessed. Therefore, all overdrafts must be compensated at 100% of the total and all positive balances will allow for an overdraft of up to 90% of the total (unless the positive balance is the result of an error on the part on the Bank, in which case the positive balance would be assessed at 100%). The Funds shall maintain the average compensating balance over quarterly periods (ending February, May, August, and November). Average balances will be computed at the end of the quarter. Net negative balances will be charged at the Fed Funds rate plus 1% on the last day of the period. Quarterly net charges will be applied to the safekeeping fees. Credit is not given for net positive balances.

Maximum Daily Balance (“MDB”) limits have been determined for each Fund. On days where a Fund exceeds its MDB, interest will be charged on 100% of the excess overdraft balance at the Fed Funds rate plus 1%, based on the day(s) the MDB was exceeded.

Maximum Daily Balance +/- $150 million

Federated U.S. Treasury Cash Reserves

Maximum Daily Balance +/- $100 million

Federated Government Obligations Tax Managed Fund

Maximum Daily Balance +/- $25 million

Federated Automated Government Cash Reserves

SEVENTEENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to add certain Funds to the Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of June 26, 2015.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Title: Vice President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 6/26/15

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

B.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 6/26/15

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Eighteenth Amendment to the Custody Agreement

This Eighteenth Amendment to the Custody Agreement, is effective as of May 1, 2016 (this “Amendment”), by and between the registered investment companies listed on Schedule II to the Agreement (as defined below), as may be amended from time to time (each stand-alone registered investment company and each Series a “Fund” and collectively the “Funds”), and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the parties have entered into that certain Custody Agreement, dated June 7, 2005 (as amended seventeen times previously, supplemented and/or restated, the “Agreement”), by and between the Funds and the Custodian;

WHEREAS, the parties have previously amended the Agreement with respect to various overdraft and compensating balance arrangements set forth in the Fee Schedule for Non-Money Market Funds attached to the Agreement as Exhibit D thereto (“Exhibit D”) and the Fee Schedule for Money Market Funds attached to the Agreement as Exhibit E thereto (“Exhibit E”), including to add or modify various “Earnings Credit Arrangements,” “Compensating Balance Arrangements” and “Hard Dollar Compensation Arrangements”; and

WHEREAS, each of the Funds and the Custodian wish to amend the overdraft and compensating balance arrangements between each of the Funds and the Custodian, including as set forth in the “Earnings Credit Arrangements,” “Compensating Balance Arrangements” and “Hard Dollar Compensation Arrangements” set forth in Exhibit D and Exhibit E, as set forth below.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

4.      Amendment. The parties hereby confirm and agree that the overdraft and compensating balance arrangements between each of the Funds and the Custodian, including as set forth in the “Earnings Credit Arrangements,” “Compensating Balance Arrangements” and “Hard Dollar Compensation Arrangements” set forth in Exhibit D and Exhibit E, are hereby amended and restated to provide as follows:

Each Fund and the Custodian have entered into the following arrangement, which is applicable separately with respect to each separate Fund:

(1)	On a daily basis, 100% of overdrawn balances with respect to the Fund will be charged at a rate of 175 basis points over the daily effective Fed Funds rate, such charges to be applied to the Fund’s safekeeping fees on a monthly basis.
(2)	On a daily basis, 90% of positive end of day balances with respect to the Fund will earn a credit at a rate of the greater of 0 or the daily effective Fed Funds rate less 50 basis points, such credits to be applied to the Fund’s safekeeping fees on a monthly basis.
(3)	On a monthly basis, the net resultant charge or credit will be applied to the Fund’s safekeeping fees. Net credits that exceed the monthly safekeeping fees may be carried over into the next billing period at the discretion of the Custodian.
(4)	The Funds will not be responsible for overdrafts resulting from errors or corrections by the Custodian in the reporting of available cash balances for which the Custodian is responsible under the Agreement.

5.      Miscellaneous. This Amendment constitutes the complete understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior communications with respect thereto. The Agreement, as amended hereby, shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts shall, together, constitute only one instrument. The facsimile signature of any party to this Amendment shall constitute the valid and binding execution hereof by such party. This Amendment shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above.

THE BANK OF NEW YORK MELLON EACH OF THE REGISTERED INVESTMENT COMPANIES OR SERIES THEREOF LISTED ON SCHEDULE II TO THE AGREEMENT

By: _/s/ Armando Fernandez_____________ By: __/s/ Lori A. Hensler______

Title: Vice President, Managing Director Title: Treasurer for the Funds

NINETEENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to amend the names to certain Funds and add certain Funds to the Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2016.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori Hensler

Name: Lori Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 12/1/16

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund (formerly Federated International Bond Fund)

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large-Cap Value Fund (formerly Federated MDT Stock Trust)

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 12/1/16

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund (formerly Federated International Bond Fund)

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large-Cap Value Fund (formerly Federated MDT Stock Trust)

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust